UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8—K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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Date of report (date of earliest event reported):  February 17, 2009

HEART TRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111683	87-0441351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4705 Laurel Canyon Boulevard, Suite 203 Studio City, California 91607 (818) 432-4560
(Address of principal executive offices) (Zip Code) (Registrant's telephone number, including area code)
SIGNALIFE, INC. 531 South Main Street, Suite 301 Greenville, South Carolina 29601
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Heart Tronics, Inc. (“we”, “our company” or “Heart Tronics”) files this report on Form 8-K to report the following transactions or events:

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant

On February 17, 2009, our independent registered public accounting firm, Elliott Davis LLC, provided us with a letter stating that the auditer-client relationship between the company and Elliott Davis had ceased.  The letter had been sent after Elliott Davis previously informed company representatives earlier that day of their intent to resign.  The aforesaid letter has been deemed by us to constitute formal cessation of the auditor tclient relationship and resignation of Elliott Davis for purposes of this item 4.01.  Our board of directors had no objection to and consented to the aforesaid cessation of the auditor-client relationship and resignation.  As such, our board of directors has approved the aforesaid cessation of the auditor-client relationship and resignation of Elliott Davis for purposes of this item 4.01.  Heart Tronics is currently engaging new auditors under the leadership of JTN Advisors.

Elliott Davis audited our financial statements for the two fiscal years ended December 31, 2007.  Elliott Davis' reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any other uncertainty, audit scope or accounting principles. Except as discussed below, during those two fiscal years and through the date of the cessation of the auditor-client relationship and resignation of Elliott Davis as discussed above:  (1) there were no disagreements between Heart Tronics and Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Elliott Davis provided no advice to Heart Tronics that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Elliott Davis which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Elliott Davis that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

Section 9 — Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits:

16.1.

Letter from Elliott Davis LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Studio City, California, this 6th day of May, 2009.

HEART TRONICS, INC., a Delaware corporation
By:	/s/ Rowland Perkins
Rowland Perkins Co-Chief Executive Officer (Administration) (co-principal executive officer)
By:	/s/ Willie Gault
Willie Gault Co-Chief Executive Officer (Operations) (co-principal executive officer)